ASSIGNMENT

THIS ASSIGNMENT, effective this 3rd day of August, 2010 between Medical Device International Limited having its principal place at Unit 1001 Fourseas Building, 208-212 Nathan Road, Jordan Kowloon, Hong Kong “(hereinafter referred to as “the Assignor(s)”) and Life Care Medical Devices Limited having its principal place at Unit 2508A, Bank of America Tower, Central Hong Kong (hereinafter referred to as “the Assignee(s)”);

WHEREAS THE ASSIGNOR is the owner of International Patent Application No.PCT/IB2010/000797 (hereinafter referred to as the “Patent Rights”);

WHEREAS THE ASSIGNEE is desirous of acquiring the entire right, title and interest in, to and under the said Patent Rights and the inventions covered thereby;

NOW, THEREFORE, for and in consideration of United States Dollar One only (USD 1.00) and other good and valuable consideration paid by the ASSIGNEE to the said ASSIGNOR, the receipt and sufficiency of which are hereby acknowledge by the said ASSIGNOR, the said ASSIGNOR has sold, assigned, transferred and conveyed to the said ASSIGNEE, its successors, legal representatives and assigns, the entire right, title and interest in and the said Patent Rights including all patents that may issue thereof and the inventions covered thereby, as fully and entirely as the same would have been held and enjoyed by the said ASSIGNOR if this assignment and sale has not been made, to the end of the terms or terms for which the said Patent Rights are granted.

IN WITNESS WHEREOF the said parties hereto have caused these presents to be duly executed by their respective officers duly authorized in their behalf and shall be deemed effective from the date and year hereinbefore written.

Medical Device International Limited

SIGNED AND DELIVERED by	)
)
In the presence of:-)		/s/
Name: ARTHUR RAYMOND MALVETT
Designation: MANAGING DIRECTOR

/s/
Name of Witness: AIDA MALVETT
Designation: WITNESS

Life Care Medical Device Limited

SIGNED AND DELIVERED by	)
)
In the presence of:-)		/s/
Name: GLENN S. FOLEY
Designation: MANGING DIRECTOR

/s/
Name of Witness: RICHARD KENT RIDDLE
Designation: WITNESS

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